SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549
                              ----------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934
                              ----------------

                                MAY 17, 1998
              ------------------------------------------------
              DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                            NIAGARA CORPORATION
              ------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


            DELAWARE                   0-22206               59-3182820
 ---------------------------    ----------------------     -----------------
(STATE OR OTHER JURISDICTION)  (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
       OF INCORPORATION)                                  IDENTIFICATION NO.)

                             667 MADISON AVENUE
                             NEW YORK, NEW YORK
                   --------------------------------------
                  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                   10021
                                  --------
                                 (ZIP CODE)

                               (212) 317-1000
             ---------------------------------------------------
            (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                               NOT APPLICABLE
                  -----------------------------------------
                 (FORMER NAME OR FORMER ADDRESS, IF CHANGED
                             SINCE LAST REPORT)




            ITEM 5.     OTHER EVENTS.

            On May 18, 1998, the hourly employees at the Hammond, Indiana facility of LaSalle Steel Company ("LaSalle"), a subsidiary of Niagara Corporation (the "Registrant"), commenced a strike. Such workers were subject to a collective bargaining agreement with an independent and unaffiliated union which expired on May 17, 1998 and voted to reject LaSalle's proposal for a new agreement. On May 31, 1998, such workers voted to reject another LaSalle proposal for a new agreement and continue their strike. On June 3, 1998, the Registrant announced that LaSalle would begin hiring permanent replacement workers.

            On May 20, 1998, Frank Archer joined the board of directors of the Registrant. Mr. Archer is President of LaSalle as well as Niagara LaSalle Corporation which is also a subsidiary of the Registrant.

            On May 20, 1998, the board of directors of the Registrant authorized the repurchase, from time to time, of up to one million shares of the Registrant's Common Stock ("Shares") in open market and privately negotiated transactions. Such purchases would be subject to market and other conditions and financed with internally generated funds, and, if necessary, borrowings under existing credit facilities. Shares repurchased would be available for use in the Registrant's benefit plans and for general corporate purposes.

            Copies of the Registrant's press releases with respect to the foregoing are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4.


            ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                         INFORMATION AND EXHIBITS.

            (c)   Exhibits.

99.1        Press Release dated May 18, 1998.

99.2        Press Release dated May 20, 1998.

99.3        Press Release dated May 21, 1998.

99.4        Press Release dated June 3, 1998.





                                 SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NIAGARA CORPORATION


                                          By:/s/ Marc J. Segalman
                                             ----------------------------
                                             Name:  Marc J. Segalman
                                             Title: Vice President
Date: June 3, 1998






                               EXHIBIT INDEX


      Exhibit No.             Description                         Page No.

         99.1             Press Release dated May 18,                 6
                          1998.

         99.2             Press Release dated May 20,                 8
                          1998.

         99.3             Press Release dated May 21,                10
                          1998.

         99.4             Press Release dated June 3,                12
                          1998.